1

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Members of

Teucrium Trading, LLC

We have audited the accompanying combined financial statements of Teucrium Trading, LLC (a Delaware limited liability company) and Affiliate, which comprise the combined statement of financial condition as of December 31, 2014, and the related combined statements of operations, changes in members’ equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Teucrium Trading, LLC and Affiliate as of December 31, 2014, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Boston, Massachusetts

April 13, 2015

2

Report of Independent Registered Public Accounting Firm

To the Members of

Teucrium Trading, LLC

We have audited the accompanying combined statements of financial condition of Teucrium Trading, LLC and Affiliate (collectively, the “Company”) as of December 31, 2013, and the related combined statements of operations, changes in members’ equity and cash flows for the years ended December 31, 2013 and 2012.  These combined financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Teucrium Trading, LLC and Affiliate as of December 31, 2013, and the results of their operations, changes in their members’ equity and their cash flows for the years ended December 31, 2013 and 2012 in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein Kass

Walnut Creek, California

April 3, 2014

3

 Teucrium Trading, LLC and Affiliate

COMBINED STATEMENTS OF FINANCIAL CONDITION

	December 31, 2014	December 31, 2013
Assets

Cash and cash equivalents	$142,759,148	$59,054,720
Interest receivable	9,995	4,100
Other assets	592,900	382,872
Equity in trading accounts:
Commodity futures contracts	4,381,263	171,580
Collateral, due from broker	2,966,006	11,768,320
Total equity in trading accounts	7,347,269	11,939,900
Total assets	$150,709,312	$71,381,592

LIABILITIES AND MEMBERS’ EQUITY
Liabilities

Accrued expenses	$290,664	$667,199
Short-term debt	250,000	400,000
Interest payable	10,473	16,756
Other liabilities	138,906	55,609
Payable for non-controlling shares redeemed	1,996,185	-
Equity in trading accounts:
Commodity futures contracts	2,694,018	5,960,806
Collateral, due to broker	60,805	97,602
Total equity in trading accounts	2,754,823	6,058,408
Total liabilities	5,441,051	7,197,972

Members’ equity subject to conversion or redemption rights	2,600,000	2,600,000

Members’ equity
Teucrium Trading, LLC members’ deficit	(2,683,011)	(3,282,590)
Noncontrolling interests	145,351,272	64,866,210
Total members’ equity	142,668,261	61,583,620

Total liabilities and members’ equity	$150,709,312	$71,381,592

The accompanying notes are an integral part of these combined financial statements.

4

Teucrium Trading, LLC and Affiliate

COMBINED STATEMENTS OF OPERATIONS

	Year ended	Year ended	Year ended
	December 31, 2014	December 31, 2013	December 31, 2012
Income
Realized and unrealized gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on commodity futures contracts	$(14,566,828)	$(12,841,479)	$9,926,700
Net change in unrealized appreciation or depreciation on commodity futures contracts	7,476,470	(2,847,023)	(1,309,457)
Interest and other income	48,318	30,520	67,922
Total income (loss)	(7,042,040)	(15,657,982)	8,685,165

Expenses
Professional fees	1,149,800	1,138,324	805,087
Salaries, wages and benefits	368,354	484,560	428,666
Business permits and licenses	170,510	165,283	169,949
General and administrative	278,954	301,790	378,198
Distribution and marketing	1,510,141	1,569,314	2,541,929
Custodian's fees and expenses	176,535	162,105	413,390
Interest expense	37,716	37,215	28,932
Brokerage commissions	171,560	49,037	70,657
Other expenses	91,139	83,563	117,327
Total expenses	3,954,710	3,991,191	4,954,135

Net income (loss)	(10,996,750)	(19,649,173)	3,731,030

Net (loss) income attributable to noncontrolling interests	(11,596,329)	(19,599,405)	3,899,823

Net income (loss) attributable to Teucrium Trading, LLC	$599,579	$(49,768)	$(168,793)

The accompanying notes are an integral part of these combined financial statements.

5

TEUCRIUM TRADING, LLC and Affiliate

COMBINED STATEMENT OF CHANGES IN MEMBERS' EQUITY

For the period January 1, 2012 through December 31, 2014

	Class A	Class B-1	Class B-2			Members’
	Equity	Equity	Equity		Noncontrolling	Equity
	Total	Total	Total	Subtotal	Interest	Equity Total
Balances, December 31, 2011	$(1,270,841)	$(1,666,104)	$(127,084)	$(3,064,029)	$83,822,868	$80,758,839
Purchase of Fund Units by Noncontrolling Interests	—	—	—	—	101,912,029	101,912,029
Redemption of Fund Units by Noncontrolling Interests	—	—	—	—	(129,431,357)	(129,431,357)
Cost of Shares of the Underlying Funds and Realized loss on the Underlying Funds	—	—	—	—	(3,306,367)	(3,306,367)
Net income (loss) – January 1, 2012 through December 31, 2012	—	(168,793)	—	(168,793)	3,899,823	3,731,030
Balances, December 31, 2012	(1,270,841)	(1,834,897)	(127,084)	(3,232,822)	56,896,996	53,664,174
Purchase of Fund Units by Noncontrolling Interests	—	—	—	—	69,527,075	69,527,075
Redemption of Fund Units by Noncontrolling Interests	—	—	—	—	(41,970,174)	(41,970,174)
Change in Cost of Shares of the Underlying Funds and Realized loss on the Underlying Funds	—	—	—	—	11,718	11,718
Net loss – January 1, 2013 through December 31, 2013	—	(49,768)	—	(49,768)	(19,599,405)	(19,649,173)
Balances, December 31, 2013	(1,270,841)	(1,884,665)	(127,084)	(3,282,590)	64,866,210	61,583,620
Purchase of Fund Units by Noncontrolling Interests	—	—	—	—	194,483,531	194,483,531
Redemption of Fund Units by Noncontrolling Interests	—	—	—	—	(102,411,535)	(102,411,535)
Change in Cost of Shares of the Underlying Funds and Realized gain on the Underlying Funds	—	—	—	—	9,395	9,395
Net income (loss) – January 1, 2014 through December 31, 2014	419,705	142,401	37,473	599,579	(11,596,329)	(10,996,750)
Balances, December 31, 2014	$(851,136)	$(1,742,264)	$(89,611)	$(2,683,011)	$145,351,272	$142,668,261

The accompanying notes are an integral part of these combined financial statements.

6

Teucrium Trading, LLC and Affiliate

COMBINED STATEMENTS OF CASH FLOWS

	Year ended	Year ended	Year ended
	December 31, 2014	December 31, 2013	December 31, 2012
Cash flows from operating activities
Net income (loss)	$(10,996,750)	$(19,649,173)	$3,731,030
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Net change in unrealized appreciation or depreciation on commodity futures contracts	(7,476,470)	2,847,023	1,309,457
Collateral, due from brokers	8,802,314	(4,764,057)	1,743,076
Interest receivable	(5,895)	(1,504)	13
Other assets	(210,028)	(17,704)	166,785
Accrued expenses	(376,536)	39,577	(360,226)
Collateral, due to broker	(36,797)	97,602	—
Other liabilities	83,297	(1,086)	56,695
Interest Payable	(6,283)	(12,176)	28,932
Net cash provided by (used in) operating activities	(10,223,148)	(21,461,498)	6,675,762

Cash flows from financing activities
Repayment of short term debt	(150,000)	—	—
Cost of shares of the Underlying Funds of Teucrium Agricultural Fund	9,395	11,718	(3,306,367)
Purchase of units by noncontrolling interests	194,483,531	69,527,075	101,912,029
Redemption of units by noncontrolling interests	(100,415,350)	(41,970,174)	(133,578,368)
Net cash (used in) provided by financing activities	93,927,576	27,568,619	(34,972,706)

Net change in cash and cash equivalents	83,704,428	6,107,121	(28,296,944)

Cash and cash equivalents, beginning of year	59,054,720	52,947,599	81,244,543
Cash and cash equivalents, end of year	$142,759,148	$59,054,720	$52,947,599

Non-cash financing activities
Conversation of members’ equity to short-term debt	$—	$—	$400,000

The accompanying notes are an integral part of these combined financial statements.

7

NOTES TO COMBINED FINANCIAL STATEMENTS

Note 1 — Organization and Operation

Teucrium Trading, LLC, (the “Company”), a Delaware limited liability company, formed on July 28, 2009 and began operations on September 1, 2009.  The principal office is located at 232 Hidden Lake Road, Brattleboro, Vermont 05301.  The Company is registered as a commodity pool operator (“CPO”) with the Commodity Futures Trading Commission (“CFTC”) and became a member of the National Futures Association (“NFA”) on November 10, 2009. The Company serves as the Sponsor (“Sponsor”) for the Funds and has the power to enter into agreements as may be necessary or appropriate for the offer and sale of the Funds’ units and the conduct of the Trust’s activities.

The Company is solely responsible for the management and conducts or directs the conduct of the business of the Teucrium Commodity Trust (the “Trust”), a Delaware statutory trust, and any other series of the Trust that may from time to time be established and designated by the Company. Each series is referred to herein as a "Fund" and collectively as the "Funds."  The Funds issue common units representing fractional undivided beneficial interests in separate series of the Trust, called “Shares.” Each such series constitutes a separate commodity pool. As of December 31, 2014, the following constitute the series of the Trust: the Teucrium Corn Fund (“CORN”), the Teucrium Sugar Fund (“CANE”), the Teucrium Soybean Fund (“SOYB”), the Teucrium Wheat Fund (“WEAT”), and the Teucrium Agricultural Fund (“TAGS”).  The Trust and the Funds operate pursuant to the Trust’s Second Amended and Restated Declaration of Trust and Trust Agreement (the “Trust Agreement”).

Two additional series, the Teucrium Natural Gas Fund (“NAGS”) and the Teucrium WTI Crude Oil Fund (“CRUD”) commenced operations in 2011; however, on December 18, 2014 CRUD and NAGS ceased trading on the NYSE Arca and the Sponsor liquidated all commodity futures contracts held by these funds. All positions were sold through an exchange to unrelated parties.  On December 22, 2014 the Administrator and Custodian proceeded to distribute cash to all shareholders in an amount equal to each shareholder’s pro rata interest in the respective fund.  There were zero assets and liabilities as of December 31, 2014. The Form 15 was filed with the SEC on January 9, 2015.

On June 5, 2010, the initial Form S-1 for CORN was declared effective by the U.S. Securities and Exchange Commission (“SEC”). On June 8, 2010, Creation Baskets for CORN were issued representing 200,000 shares and $5,000,000. CORN began trading on the New York Stock Exchange (“NYSE”) Arca on June 9, 2010. On April 30, 2013, a subsequent registration statement for CORN was declared effective by the SEC.

On June 17, 2011, the Forms S-1 for CANE, SOYB, and WEAT were declared effective by the SEC. On September 16, 2011, Creation Baskets were issued for each Fund, representing 100,000 shares and $2,500,000, for CANE, SOYB, and WEAT.  On September 19, 2011, CANE, SOYB, and WEAT started trading on the NYSE Arca. On June 30, 2014, subsequent registration statements for CANE, SOYB and WEAT were declared effective by the SEC.

On February 10, 2012, the Form S-1 for TAGS was declared effective by the SEC. On March 27, 2012, Creation Baskets for TAGS were issued representing 300,000 shares and $15,000,000. TAGS began trading on the NYSE Arca on March 28, 2012.

The Company is required to oversee the purchase and sale of Shares by Authorized Purchasers (one that purchases or redeems Creation Baskets or Redemption Baskets, respectively, from or to the Funds), and to manage the Funds’ investments, including to evaluate the credit risk of futures commission merchants and swap counterparties and to review daily positions and margin/collateral requirements.

Note 2 – Liquidation of Funds

On December 18, 2014 the Teucrium WTI Crude Oil Fund ("CRUD") and the Natural Gas Fund ("NAGS"), both series of the Trust ceased trading on the NYSE Arca and the Sponsor liquidated all commodity futures contracts held by these funds. All positions were sold through an exchange to unrelated parties.  On December 22, 2014 the Administrator and Custodian proceeded to distribute cash to all shareholders in an amount equal to each shareholder’s pro rata interest in the respective fund. During 2014, CRUD had $728,663 in subscriptions and $2,008,553 in redemptions, including the shares redeemed as part of the liquidation.  During 2014, NAGS had $576,142 in subscriptions and $2,311,504 in redemptions, including the shares redeemed as part of the liquidation. There were zero assets and liabilities as of December 31, 2014. The Form 15 was filed with the SEC on January 9, 2015.

The following summarized financial information presents the results of operations for NAGS and other data for all periods presented, which have been included in continuing operations for all years presented.

	Year ended	Year ended	Year ended
	December 31, 2014	December 31, 2013	December 31, 2012
Total (Loss) Income	$(16,003)	$60,077	$(447,552)
Total Expenses	$131,501	$132,357	$80,991
Total Expenses, net	$21,890	$51,387	$45,687
Net (Loss) Income	$(37,893)	$8,690	$(493,239)

The following summarized financial information presents the results of operations for CRUD and other data for all periods presented, which have been included in continuing operations for all years presented.

	Year ended	Year ended	Year ended
	December 31, 2014	December 31, 2013	December 31, 2012
Total (Loss) Income	$(734,326)	$85,793	$(135,367)
Total Expenses	$166,176	$106,875	$205,719
Total Expenses, net	$34,852	$30,412	$167,430
Net (Loss) Income	$(769,178)	$55,381	$(302,797)

8

Note 3— Summary of Significant Accounting Policies

Basis of Presentation

The combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification.

The Sponsor has elected to present combined financial statement for the Trust and Sponsor, under ASC 810, as the Sponsor is the entity that controls the operations of the Trust.  There is no other entity, single shareholder or group of shareholders that has a controlling ownership interest in the Funds that are a series of the Trust or which would consolidate the Trust as the primary beneficiary.  The Sponsor does not have any significant variable interest in the Trust.

The financial statements for the year ended December 31, 2014, include the operations of NAGS and CRUD through the termination of operations on December 21, 2014.

Principles of Combination

The combined financial statements include the Company and the Trust. All material inter-company transactions and balances have been eliminated in the combination.  The combined financial statements of the Company also include the noncontrolling interests of the unit holders in the Funds.

Correction of immaterial errors in previously issued financial statements

Effective with the year-ended December 31, 2014, a revision was made to the combined statements of cash flows for amounts associated with the purchase and sales of the Underlying Funds by TAGS in the combined statements of cash flows have been reclassified from changes in operating assets and liabilities to cash flows from financing activities for the years ended December 31 2012 and 2013.  There is no impact to, or change in cash and cash equivalents at the end of the periods.  Management believes this revision is immaterial to the combined financial statements.

Noncontrolling Interests

The combined financial statements of the Company include the noncontrolling interests of the unit holders in the Funds.  Net income and loss is allocated between the Company and the noncontrolling interests based on their respective relative ownership interest in the Funds.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to current period presentation.

Revenue Recognition

Commodity futures contracts are recorded on the trade date. All such transactions are recorded on the identified cost basis and marked to market daily. Unrealized appreciation or depreciation on commodity futures contracts are reflected in the statements of operations as the difference between the original contract amount and the fair market value as of the last business day of the year or as of the last date of the combined financial statements. Changes in the appreciation or depreciation between periods are reflected in the statements of operations. Interest on cash equivalents and deposits with the Futures Commission Merchant are recognized on the accrual basis. The Funds earn interest on its assets denominated in U.S. dollars on deposit with the Futures Commission. In addition, the Funds earn interest on funds held at the custodian at prevailing market rates for such investments.

Brokerage Commissions

Brokerage commissions on all open commodity futures contracts are accrued on the trade date and on a full-turn basis.

Creations and Redemptions

Authorized Purchasers may purchase Creation Baskets from each Fund. The amount of the proceeds required to purchase a Creation Basket will be equal to the NAV of the shares in the Creation Basket determined as of 4:00 p.m. New York time on the day the order to create the basket is properly received.

Authorized Purchasers may redeem shares from each Fund only in blocks of shares called “Redemption Baskets.” The amount of the redemption proceeds for a Redemption Basket will be equal to the NAV of the shares in the Redemption Basket determined as of 4:00 p.m. New York time on the day the order to redeem the basket is properly received.

9

Each Fund receives or pays the proceeds from shares sold or redeemed within three business days after the trade date of the purchase or redemption. The amounts due from Authorized Purchasers are reflected in the statements of assets and liabilities as receivable for shares sold.  Amounts payable to Authorized Purchasers upon redemption are reflected in the statements of assets and liabilities as payable for shares redeemed.

There are a minimum number of baskets and associated shares specified for each Fund in the respective most recent Form S-1 amendments or supplements. Once the minimum number of baskets is reached, there can be no more redemptions until there has been a creation basket. These minimum levels are as follows:

CORN: 50,000 shares representing 2 baskets

SOYB: 50,000 shares representing 2 baskets

CANE: 50,000 shares representing 2 baskets

WEAT: 50,000 shares representing 2 baskets

TAGS: 50,000 shares representing 2 baskets (at minimum level as of December 31, 2014, 2013 and 2012)

Use of Estimates

The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Sponsor, as a limited liability company is considered a pass through entity for federal tax purposes. The Trust, as a Delaware statutory trust, is considered a trust for federal tax purposes and is, thus, a pass through entity. For tax purposes, the Funds will be treated as partnerships. Therefore, none of these entities, the Sponsor, the Trust or the Funds, record a provision for income taxes because the shareholders report their share of a Fund’s income or loss on their income tax returns.

However, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740-10, “Accounting for Uncertainty in Income Taxes,” the Company is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The Company files income tax returns in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states and foreign jurisdictions. The Company is subject to income tax examinations by major taxing authorities for all tax years since inception. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized results in the Company recording a tax liability that reduces net assets.   Based on their analysis, the Company has determined that they have not incurred any liability for unrecognized tax benefits as of as of and for the years ended December 31, 2014, 2013, 2012 and 2011. However, the Company’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analysis of and changes to tax laws, regulations, and interpretations thereof.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties related to unrecognized tax benefits in income tax fees payable, if assessed.  No interest expense or penalties have been recognized as of and for the years ended December 31, 2014, 2013, 2012 and 2011.

The Company may be subject to potential examination by U.S. federal, U.S. state, or foreign jurisdictional authorities in the area of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, and compliance with U.S. federal, U.S. state and foreign tax laws.  The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Offering Costs

The Company expenses all initial offering costs associated with the registration of the Funds. Costs include, but are not limited to, legal fees pertaining to the Funds’ units offered for sale, SEC and state registration fees, initial fees paid to be listed on an exchange, underwriting and other similar costs. The initial offering and organization costs incurred to start the Funds were borne by the Company and were not charged to the Funds.

10

Cash Equivalents

Cash equivalents are highly-liquid investments with original maturity dates of three months or less at inception.  The Company reports its cash equivalents in the statements of assets and liabilities at market value, or at carrying amounts that approximate fair value, because of their highly-liquid nature and short-term maturities. The Company has a substantial portion of its assets on deposit with banks. Assets deposited with the bank may, at times, exceed federally insured limits.  The Company had a balance of $142,759,148 and $59,054,720 in money market funds at December 31, 2014 and December 31, 2013, respectively; these balances are included in cash and cash equivalents on the statements of assets and liabilities.

Due from/to Broker

The amount recorded by the Trust for the amount due from and to the clearing broker includes, but is not limited to, cash held by the broker, amounts payable to the clearing broker related to open transactions and payables for commodities futures accounts liquidating to an equity balance on the clearing broker’s records.

Margin is the minimum amount of funds that must be deposited by a commodity interest trader with the trader’s broker to initiate and maintain an open position in futures contracts. A margin deposit acts to assure the trader’s performance of the futures contracts purchased or sold. Futures contracts are customarily bought and sold on initial margin that represents a very small percentage of the aggregate purchase or sales price of the contract. Because of such low margin requirements, price fluctuations occurring in the futures markets may create profits and losses that, in relation to the amount invested, are greater than are customary in other forms of investment or speculation. As discussed below, adverse price changes in the futures contract may result in margin requirements that greatly exceed the initial margin. In addition, the amount of margin required in connection with a particular futures contract is set from time to time by the exchange on which the contract is traded and may be modified from time to time by the exchange during the term of the contract. Brokerage firms, such as the Funds’ clearing brokers, carrying accounts for traders in commodity interest contracts generally require higher amounts of margin as a matter of policy to further protect themselves. Over-the-counter trading generally involves the extension of credit between counterparties, so the counterparties may agree to require the posting of collateral by one or both parties to address credit exposure.

When a trader purchases an option, there is no margin requirement; however, the option premium must be paid in full. When a trader sells an option, on the other hand, he or she is required to deposit margin in an amount determined by the margin requirements established for the underlying interest and, in addition, an amount substantially equal to the current premium for the option. The margin requirements imposed on the selling of options, although adjusted to reflect the probability that out-of-the-money options will not be exercised, can in fact be higher than those imposed in dealing in the futures markets directly. Complicated margin requirements apply to spreads and conversions, which are complex trading strategies in which a trader acquires a mixture of options positions and positions in the underlying interest.

Ongoing or “maintenance” margin requirements are computed each day by a trader’s clearing broker. When the market value of a particular open futures contract changes to a point where the margin on deposit does not satisfy maintenance margin requirements, a margin call is made by the broker. If the margin call is not met within a reasonable time, the broker may close out the trader’s position. With respect to the Funds’ trading, the Funds (and not their shareholders personally) are subject to margin calls.

Finally, many major U.S. exchanges have passed certain cross margining arrangements involving procedures pursuant to which the futures and options positions held in an account would, in the case of some accounts, be aggregated, and margin requirements would be assessed on a portfolio basis, measuring the total risk of the combined positions.

Payable/Receivable for Securities Purchased/Sold

Due from/to broker for investments in securities are securities transactions pending settlement. The Trust and the Funds are subject to credit risk to the extent any broker with whom it conducts business is unable to fulfill contractual obligations on its behalf. The management of the Trust and the Funds monitors the financial condition of such brokers and does not anticipate any losses from these counterparties. Since the inception of the Fund, the principal broker through which the Trust and TAGS clear securities transactions for TAGS is the Bank of New York Mellon Capital Markets.

Shares of the Underlying Funds Held by the Teucrium Agricultural Fund (TAGS)

The investment objective of TAGS is to have the daily changes in percentage terms of the Net Asset Value (“NAV”) of its common units (“Shares”) reflect the daily changes in percentage terms of a weighted average (the “Underlying Fund Average”) of the NAVs per share of four other commodity pools that are series of the Trust and are sponsored by the Sponsor: the Teucrium Corn Fund, the Teucrium Wheat Fund, the Teucrium Soybean Fund and the Teucrium Sugar Fund (collectively, the “Underlying Funds”). The Underlying Fund Average will have a weighting of 25% to each Underlying Fund, and the Fund’s assets will be rebalanced, generally on a daily basis, to maintain the approximate 25% allocation to each Underlying Fund.

11

Given the investment objective of TAGS as described above, TAGS will buy, sell and hold, as part of its normal operations, shares of the four Underlying Funds. The Trust eliminates the shares of the other series of the Trust owned by the Teucrium Agricultural Fund from its combined statements of assets and liabilities. The Trust eliminates the net change in unrealized appreciation or depreciation on securities owned by the Teucrium Agricultural Fund from its combined statements of operations. The combined statements of changes in net assets presents a net presentation of the purchases and sales of the Underlying Funds of TAGS and a gross presentation on the combined statements of cash flows.

Fair Value - Definition and Hierarchy

In accordance with U.S. GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Company uses various valuation approaches.  In accordance with U.S. GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.  Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company.  Unobservable inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.  Valuation adjustments and block discounts are not applied to Level 1 securities.  Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined.  Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy, within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure.  Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.  The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation.  In periods of market dislocation, the observability of prices and inputs may be reduced for many securities.  This condition could cause a security to be reclassified to a lower level within the fair value hierarchy. For instance, when Corn Futures Contracts on the Chicago Board of Trade (“CBOT”) are not actively trading due to a “limit-up” or ‘limit-down” condition, meaning that the change in the Corn Futures Contracts has exceeded the limits established, the Company and the Fund will revert to alternative verifiable sources of valuation of its assets.  When such a situation exists on a quarter close, the Sponsor will calculate the NAV on a particular day using the Level 1 valuation, but will later recalculate the NAV for the impacted Fund based upon the valuation inputs from these alternative verifiable sources (Level 2 or Level 3) and will report such NAV in its applicable financial statements and reports.

On December 31, 2014, 2013 and 2012, in the opinion of the Company, the Trust and the Funds, the reported value at the close of the market for each commodity contract fairly reflected the value of the futures and no alternative valuations were required. The determination is made as of the settlement of the futures contracts on the last day of trading for the reporting period. In making the determination of a Level 1 or Level 2 transfer, the Funds consider the average volume of the specific underlying futures contracts traded on the relevant exchange for the three months being reported.

The Wheat Futures Contracts traded on the CBOT due to settle on December 14, 2015 (the “DEC15 Wheat Contracts”) did not, in the opinion of the Company, the Trust and WEAT, trade in an actively traded futures market as defined in the policy of the Trust and WEAT for portions of the three months ended June 30, 2014. Accordingly, the Trust and WEAT classified these as a Level 2 liability as of June 30, 2014. The DEC15 Wheat Contracts were, in the opinion of the Trust and WEAT, fairly valued at settlement on June 30, 2014. In addition, for portions of the three months ended September 30, 2014, the DEC15 Wheat Contracts did not, in the opinion of the Trust and WEAT, trade in an actively traded futures market as defined in the policy of the Trust and WEAT. Accordingly, the Trust and WEAT classified these as a Level 2 liability as of September 30, 2014. The DEC15 Wheat Contracts were, in the opinion of the Trust and WEAT, fairly valued at settlement on September 30, 2014. These transferred back to a Level 1 liability for the quarter ended December 31, 2014. All contracts traded in an active market for the quarter ended December 31, 2014.

12

For the quarter ended March 31, 2014, Soybean Futures Contracts traded on the CBOT which will settle on November 13, 2015 (the “NOV15 Soybean Contracts”) did not, in the opinion of the Company, the Trust and SOYB, trade in an actively traded futures market as defined in the policy of the Trust and SOYB for the entire period during which they were held. Accordingly, the Trust and SOYB have classified these as a Level 2 liability for the period ended March 31, 2014. The NOV15 Soybean Contracts were, in the opinion of the Trust and SOYB, fairly valued at settlement on March 31, 2014. These transferred back to a Level 1 liability for the quarter ended June 30, 2014.

For the quarter ended June 30, 2014, Sugar Futures Contracts traded on ICE due to settle on February 29, 2016 (the “MAR16 Sugar Contracts”) did not, in the opinion of the Company, the Trust and CANE, trade in an actively traded futures market as defined in the policy of the Trust and CANE for the entire period during which they were held. Accordingly, the Trust and CANE classified these as a Level 2 asset. The MAR16 Sugar Contracts were, in the opinion of the Trust and CANE, fairly valued at settlement on June 30, 2014. These transferred back to a Level 1 liability for the quarter ended September 30, 2014.

On March 31, 2013, the Corn Futures Contracts traded on the CBOT due to settle on July 12, 2013 (the “JUL13 Corn Contracts”) were in a “limit down” condition and, in the opinion of the Company, the Trust and CORN, the reported value at the close of market on that day did not fairly value the JUL13 Corn Contracts held by CORN. Therefore, the Trust and CORN used alternative verifiable sources to value the JUL13 Corn Contracts on March 31, 2013 and the financial statements of the Trust and the Fund have been adjusted accordingly. This adjustment resulted in a ($410,475) decrease in the unrealized change in commodity futures contracted for the Trust and CORN in excess of reported CBOT values, for the quarter ended March 31, 2013. These transferred back to a Level 1 liability for the quarter ended June 30, 2013.

For the quarter ended March 31, 2013, the Soybean Futures Contracts traded on the CBOT which will settle on November 14, 2014 (the “NOV14 Soybean Contracts”) did not, in the opinion of the Company, the Trust and SOYB, trade in an actively traded futures market as defined in the policy of the Trust and SOYB for the entire period during which they were held. Accordingly, the Trust and SOYB have classified these as a Level 2 liability for the period ended March 31, 2013. The NOV14 Soybean Contracts were, in the opinion of the Trust and SOYB, fairly valued at settlement on March 31, 2013. These transferred back to a Level 1 liability for the quarter ended June 30, 2013.

For the quarter ended June 30, 2013, Sugar Futures Contracts traded on ICE due to settle on February 27, 2015 (the “MAR15 ICE Sugar Contracts”) did not, in the opinion of the Company, the Trust and CANE, trade in an actively traded futures market as defined in the policy of the Trust and CANE for the entire period during which they were held. Accordingly, the Trust and CANE have classified these as a Level 2 liability for the period ended June 30, 2013. The MAR15 Sugar Contracts were, in the opinion of the Trust and CANE, fairly valued at settlement on June 30, 2013. These transferred back to a Level 1 liability for the quarter ended September 30, 2013.

For the quarter ended June 30, 2013, the Wheat Futures Contracts traded on the CBOT due to settle on December 12, 2014 did not, in the opinion of the Company, the Trust and WEAT, trade in an actively traded futures market as defined in the policy of the Trust and WEAT for portions of the three months ended June 30, 2013. Accordingly, the Trust and WEAT classified these as a Level 2 liability as of June 30, 2013. The DEC14 Wheat Contracts were, in the opinion of the Trust and WEAT, fairly valued at settlement on June 30, 2013. In addition, for portions of the three months ended September 30, 2013, the DEC14 Wheat Contracts did not, in the opinion of the Trust and WEAT, trade in an actively traded futures market as defined in the policy of the Trust and WEAT. Accordingly, the Trust and WEAT classified these as a Level 2 liability as of September 30, 2013. The DEC14 Wheat Contracts were, in the opinion of the Trust and WEAT, fairly valued at settlement on September 30, 2013. These transferred back to a Level 1 liability for the quarter ended December 31, 2014. All contracts traded in an active market for the quarter ended December 31, 2013.

For the year ended December 31, 2012, the Funds did not have any significant transfers between any of the levels of the fair value hierarchy.

The Funds, the Trust and the Company record their derivative activities at fair value. Gains and losses from derivative contracts are included in the statements of operations.  Derivative contracts include futures contracts related to commodity prices. Futures, which are listed on a national securities exchange, such as the CBOT, or reported on another national market, are generally categorized in Level 1 of the fair value hierarchy.  OTC derivatives contracts (such as forward and swap contracts), which may be valued using models, depending on whether significant inputs are observable or unobservable, are categorized in Levels 2 or 3 of the fair value hierarchy.

Investments in the securities of the Underlying Funds are freely tradable and listed on the NYSE Arca. These investments are valued at the NAV of the Underlying Fund as of the valuation date as calculated by the administrator based on the exchange-quoted prices of the commodity futures contracts held by the Underlying Fund.

13

New Accounting Pronouncements

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Updated (“ASU”) No, 2013-07, “Presentation of Financial Statements (Topic 205): Liquidation Basis of Accounting. The amendments in this Update are being issued to clarify when an entity should apply the liquidation basis of accounting. In addition, the guidance provides principles for the recognition and measurement of assets and liabilities and requirements for financial statements prepared using the liquidation basis of accounting. The amendments are effective for entities that determine liquidation is imminent during annual reporting periods beginning after December 15, 2013, and interim reporting periods therein. The adoption did not have a significant impact on the financial statements disclosures for the Company, the Trust or the Funds.

The FASB issued ASU No, 2013-10, “Derivatives and Hedging (Topic 815): Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes. The amendments in this Update permit the Fed Funds Effective Swap Rate (OIS) to be used as a U.S. benchmark interest rate for hedge accounting purposes under Topic 815, in addition to UST and LIBOR. The amendments also remove the restriction on using different benchmark rates for similar hedges. The amendments are effective prospectively for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013. The adoption did not have a significant impact on the financial statements disclosures for the Company, the Trust or the Funds.

The FASB issued ASU No. 2013-08, “Financial Services-Investment Companies (Topic 946)-Amendments to the Scope, Measurement, and Disclosure Requirements”. ASU No. 2013-08 affects the scope, measurement, and disclosure requirements for investment companies under U.S. GAAP. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years beginning after December 15, 2013. The adoption did not have a material impact on the financial statements for the Company, the Trust or the Funds.

Liquidity

At December 31, 2014, the Company has cash and cash equivalents of $355,711, exclusive of those of the Trust, and a receivable for the December 2014 management fee from the Trust of $131,827 which was received in January 2015.

The Company also has $250,000 of short term debt which matures on August 14, 2015.

In addition, the Company, as Sponsor for the Trust, has the ability to pay certain fees on behalf of the Funds or waive management fees at its discretion.  In 2014, there were $640,328 of expenses waived by the Company. These amounts in 2014 were permanently waived and no reimbursement will be sought from the Funds.

The amounts waived by the Company were $880,639 in 2013 and $886,092 in 2012; the recovery of these amounts is discussed below.

For the year ended December 31, 2013, approximately $590,000 of expenses, that are included in the $880,639 discussed above, and were recorded on the financial statements of the Company were subject to reimbursement by the Funds in 2014.  Through December 31, 2014, $379,753 of this amount had been reimbursed by the Funds.  The remainder of the amount was permanently waived and no further reimbursement will be sought.

For the year ended December 31, 2012, approximately $560,000 of expenses, that are included in the $886,092 discussed above, and were recorded on the financial statements of the Company were subject to reimbursement by the Funds in 2013.  Through December 31, 2013, $509,033 of this amount had been reimbursed by the Funds.  The remainder of the amount was permanently waived and no further reimbursement was sought.

Management of the Company believes that its cash resources at December 31, 2014, in addition to the anticipated cash to be provided by the current operations and management of the Trust, will be sufficient to meet its current obligations and fund its operations to at least January 1, 2016. The Company is in full compliance with the terms of its short term debt agreement up to and including the year ended December 31, 2014 (see Note 6).

Note 4 – Fair Value Measurements

The Company’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Company’s significant accounting policies in Note 2. The following table presents information about the Company’s assets and liabilities measured at fair value as of December 31, 2014 and December 31, 2013:

14

December 31, 2014

				Balance as of
Assets:	Level 1	Level 2	Level 3	December 31, 2014
Cash equivalents	$142,423,637	$-	$-	$142,423,637
Commodity futures contracts
Corn futures contracts	3,651,637	-	-	3,651,637
Wheat futures contracts	729,626	-	-	729,626
Total	$146,804,900	$-	$-	$146,804,900

				Balance as of
Liabilities:	Level 1	Level 2	Level 3	December 31, 2014
Commodity futures contracts
Corn futures contracts	$1,899,925	$-	$-	$1,899,925
Soybean futures contracts	277,013	-	-	277,013
Sugar futures contracts	503,955	-	-	503,955
Wheat futures contracts	13,125	-	-	13,125
Total	$2,694,018	$-	$-	$2,694,018

December 31, 2013

				Balance as of
Assets:	Level 1	Level 2	Level 3	December 31, 2013
Cash equivalents	$58,707,245	$-	$-	$58,707,245
Commodity futures contracts
Natural gas futures contracts	84,050	-	-	84,050
WTI crude oil futures contracts	87,530	-	-	87,530
Total	$58,878,825	$-	$-	$58,878,825

				Balance as of
Liabilities:	Level 1	Level 2	Level 3	December 31, 2013
Commodity futures contracts
Corn futures contracts	$4,884,788	$-	$-	$4,884,788
WTI crude oil futures contracts	5,080	-	-	5,080
Soybean futures contracts	188,863	-	-	188,863
Sugar futures contracts	183,400	-	-	183,400
Wheat futures contracts	698,675	-	-	698,675
Total	$5,960,806	$-	$-	$5,960,806

Transfers into and out of each level of the fair value hierarchy for the MAR16 Sugar Contracts, the NOV15 Soybean Contracts and the DEC15 Wheat Contracts, for the period from January 1, 2014 through December 31, 2014 were as follows:

	Transfers	Transfers	Transfers	Transfers	Transfers	Transfers
	into	out of	into	out of	into	out of
	Level 1	Level 1	Level 2	Level 2	Level 3	Level 3
Assets (at fair value)
Derivative contracts
Sugar future contracts	$17,405	$17,405	$17,405	$17,405	$-	$-

	Transfers	Transfers	Transfers	Transfers	Transfers	Transfers
	into	out of	into	out of	into	out of
	Level 1	Level 1	Level 2	Level 2	Level 3	Level 3
Liabilities (at fair value)
Derivative contracts
Soybean future contracts	$12,075	$12,075	$12,075	$12,075	$-	$-
Wheat future contracts	2,437,725	2,437,725	2,437,725	2,437,725	-	-
Total	$2,449,800	$2,449,800	$2,449,800	$2,449,800	$-	$-

15

Transfers into and out of each level of the fair value hierarchy for the JUL13 Corn Contracts, NOV14 Soybean Contracts, FEB15 Sugar Contracts, and the DEC14 Wheat Contracts, for the period from January 1, 2013 through December 31, 2013 were as follows:

	Transfers	Transfers	Transfers	Transfers	Transfers	Transfers
	into	out of	into	out of	into	out of
	Level 1	Level 1	Level 2	Level 2	Level 3	Level 3
Liabilities (at fair value)
Derivative contracts
Corn future contracts	$1,010,962	$1,010,962	$1,010,962	$1,010,962	$-	$-
Soybean future contracts	6,850	6,850	6,850	6,850	-	-
Sugar future contracts	62,082	62,082	62,082	62,082	-	-
Wheat future contracts	448,125	448,125	448,125	448,125	-	-
Total	$1,528,019	$1,528,019	$1,528,019	$1,528,019	$-	$-

See the Fair Value - Definition and Hierarchy section in Note 2 above for an explanation of the transfers into and out of each level of the fair value hierarchy.

Note 5 -Derivative Instruments and Hedging Activities

In the normal course of business, the Funds utilize derivative contracts in connection with its proprietary trading activities.  Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment.  The Funds’ derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: interest rate, credit, commodity price, and equity price risks.  In addition to its primary underlying risks, the Funds are also subject to additional counterparty risk due to inability of  its counterparties to meet the terms of their contracts. For the years ended December 31, 2014, 2013 and 2012, the Funds invested only in commodity futures contracts specifically related to each Fund. Cleared Swaps have standardized terms similar to, and are priced by reference to, a corresponding Benchmark Component Futures Contract.  Additionally, Other Commodity Interests that do not have standardized terms and are not exchange-traded, referred to as “over-the-counter” Interests, can generally be structured as the parties to the Commodity Interest contract desire.  Therefore, each Fund might enter into multiple Cleared Swaps and/or over-the-counter Interests intended to exactly replicate the performance of each of the Benchmark Component Futures Contracts for the Fund, or a single over-the-counter Interest designed to replicate the performance of the Benchmark as a whole. Assuming that there is no default by a counterparty to an over-the-counter Interest, the performance of the Interest will not necessarily correlate exactly with the performance of the Benchmark or the applicable Benchmark Component Futures Contract.

Futures Contracts

The Funds are subject to commodity price risk in the normal course of pursuing their investment objectives. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

The purchase and sale of futures contracts requires margin deposits with a Futures Commission Merchant (“FCM”). Subsequent payments (variation margin) are made or received by each Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded as unrealized gains or losses by each Fund. Futures contracts may reduce the Funds’ exposure to counterparty risk since futures contracts are exchange-traded; and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures against default.

The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM’s proprietary activities. A customer’s cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM’s segregation requirements. In the event of an FCM’s insolvency, recovery may be limited to each Fund’s pro rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

The following table discloses information about offsetting assets and liabilities presented in the statements of assets and liabilities to enable users of these financial statements to evaluate the effect or potential effect of netting arrangements for recognized assets and liabilities. These recognized assets and liabilities are presented as defined in the FASB ASU No. 2011-11 “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities” and subsequently clarified in FASB ASU 2013-01 “Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.”

The following table also identifies the fair value amounts of derivative instruments included in the statements of assets and liabilities as derivative contracts, categorized by primary underlying risk and held by the FCM as of and for the years ended December 31, 2014 and 2013.

16

Offsetting of Financial Assets and Derivative Assets as of December 31, 2014

	(i)	(ii)	(iii) = (i) – (ii)	(iv)		(v) = (iii) – (iv)

Gross Amount Not Offset in the
Statement of Assets and Liabilities
		Gross Amount	Net Amount
		Offset in the	Presented in the	Futures
	Gross Amount	Statement of	Statement of	Contracts
	of Recognized	Assets and	Assets and	Available for	Collateral, Due
Description	Assets	Liabilities	Liabilities	Offset	to Broker	Net Amount
Commodity price
Corn futures contracts	$3,651,637	$-	$3,651,637	$1,899,925	$-	$1,751,712
Wheat futures contracts	729,626	-	729,626	13,125	60,805	655,696

Offsetting of Financial Liabilities and Derivative Liabilities as of December 31, 2014

	(i)	(ii)	(iii) = (i) – (ii)	(iv)		(v) = (iii) – (iv)

				Gross Amount Not Offset in the
				Statement of Assets and Liabilities
		Gross Amount	Net Amount
		Offset in the	Presented in the	Futures
	Gross Amount	Statement of	Statement of	Contracts
	of Recognized	Assets and	Assets and	Available for	Collateral, Due
Description	Liabilities	Liabilities	Liabilities	Offset	from Broker	Net Amount
Commodity price
Corn futures contracts	$1,899,925	$-	$1,899,925	$1,899,925	$-	$-
Soybean futures contracts	277,013	-	277,013	-	277,013	-
Sugar futures contracts	503,955	-	503,955	-	503,955	-
Wheat futures contracts	13,125	-	13,125	13,125	-	-

Offsetting of Financial Assets and Derivative Assets as of December 31, 2013

	(i)	(ii)	(iii) = (i) – (ii)	(iv)		(v) = (iii) – (iv)

Gross Amount Not Offset in the
Statement of Assets and Liabilities
		Gross Amount	Net Amount
		Offset in the	Presented in the	Futures
	Gross Amount	Statement of	Statement of	Contracts
	of Recognized	Assets and	Assets and	Available for	Collateral, Due
Description	Assets	Liabilities	Liabilities	Offset	to Broker	Net Amount
Commodity price
Natural gas futures contracts	$84,050	$-	$84,050	$-	$74,157	$9,893
WTI crude oil futures contracts	87,530	-	87,530	5,080	23,445	59,005

Offsetting of Financial Liabilities and Derivative Liabilities as of December 31, 2013

	(i)	(ii)	(iii) = (i) – (ii)	(iv)		(v) = (iii) – (iv)

				Gross Amount Not Offset in the
				Statement of Assets and Liabilities
		Gross Amount	Net Amount
		Offset in the	Presented in the	Futures
	Gross Amount	Statement of	Statement of	Contracts
	of Recognized	Assets and	Assets and	Available for	Collateral, Due
Description	Liabilities	Liabilities	Liabilities	Offset	from Broker	Net Amount
Commodity price
Corn futures contracts	$4,884,788	$-	$4,884,788	$-	$4,884,788	$-
WTI crude oil futures contracts	5,080	-	5,080	5,080	-	-
Soybean futures contracts	188,863	-	188,863	-	188,863	-
Sugar futures contracts	183,400	-	183,400	-	183,400	-
Wheat futures contracts	698,675	-	698,675	-	698,675	-

The following is a summary of realized and net change in unrealized gains (losses) of the derivative instruments utilized by the Trust:

17

Year ended December 31, 2014

		Net Change in Unrealized
	Realized (Loss) Gain on	Appreciation or Depreciation on
Primary Underlying Risk	Commodity Futures Contracts	Commodity Futures Contacts
Commodity price
Corn futures contracts	$(11,085,713)	$6,636,500
Natural gas futures contracts	67,650	(84,050)
WTI crude oil futures contracts	(652,430)	(82,450)
Soybean futures contracts	(278,763)	(88,150)
Sugar futures contracts	(131,410)	(320,555)
Wheat futures contracts	(2,486,162)	1,415,175
Total commodity futures contracts	$(14,566,828)	$7,476,470

Year ended December 31, 2013

		Net Change in Unrealized
	Realized Loss on	Appreciation or Depreciation on
Primary Underlying Risk	Commodity Futures Contracts	Commodity Futures Contacts
Commodity price
Corn futures contracts	$(10,581,838)	$(2,671,013)
Natural gas futures contracts	(250,149)	308,419
WTI crude oil futures contracts	(10,798)	95,668
Soybean futures contracts	(43,450)	32,512
Sugar futures contracts	(400,994)	(105,022)
Wheat futures contracts	(1,554,250)	(507,587)
Total commodity futures contracts	$(12,841,479)	$(2,847,023)

Year ended December 31, 2012

		Net Change in Unrealized
	Realized Gain (Loss) on	Appreciation or Depreciation on
Primary Underlying Risk	Commodity Futures Contracts	Commodity Futures Contacts
Commodity price
Corn futures contracts	$11,440,433	$(1,430,660)
Natural gas futures contracts	(828,012)	378,071
WTI crude oil futures contracts	(8,348)	(129,192)
Soybean futures contracts	26,281	(66,706)
Sugar futures contracts	(727,394)	59,820
Wheat futures contracts	23,740	(120,790)
Total commodity futures contracts	$9,926,700	$(1,309,457)

Note 6 – Capitalization (including debt)

The Company is authorized to issue equity interests in the Company designated as "membership units" which shall constitute "membership interests" and shall initially include Class A units, Class B-1 units and Class B-2 units. Class A Units are granted the right to vote on all matters regarding management and members. The voting rights granted to Class B units are limited to matters requiring a majority vote of Class A units, including but not limited to, dissolution.

Ownership or “membership” interests in the Company are owned by persons referred to as “members.”  The Company currently has three voting or “Class A” members – Mr. Sal Gilbertie, Mr. Dale Riker and Mr. Carl N. Miller III – and a small number of non-voting or “Class B” members who have provided working capital to the Company.  Messrs. Gilbertie and Riker each currently own 45% of the Company’s Class A membership interests.

The members (acting by a majority vote of the Class A members) are authorized, by resolution or resolutions, to create and to issue, on behalf of the Company, different classes, groups or series of membership units and to fix for each such class, group or series such voting powers (full or limited or no voting powers), and such distinctive designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions as determined by the members (acting by a majority vote of the Class A members) in exchange for contributions of cash or property, the provision of services or such other consideration, as may be determined by the members (acting by a majority vote of the Class A members). Each membership unit of a class of membership units shall be identical in all respects to each other membership unit of such class. All membership units may be issued as fractional units.

18

For the Sponsor, income is distributed to each shareholder, regardless of class of unit held as follows, unless modified by written agreement by all members:

  First, to the extent that losses have been allocated, income will be allocated until the cumulative profits since commencement of operations are equal to the cumulative losses;
  Second, in proportion to the percentage interest held.

For the Sponsor, losses are distributed to each shareholder, regardless of class of unit held as follows, unless modified by written agreement by all members:

  First, to the extent that profits have been allocated, losses will be allocated first to offset any profits previously allocated
  Second, in proportion to the percentage interest held.

In February 2010, the Company issued 100 units of Class B-2 shares to a small number of non-employee individuals representing 7% of the total collective Company membership interests. The Class B-2 shares generally have the same rights as Class B-1 shares; however, in the event of termination, the Class B-2 shares are subordinate to Class B-1 shares regarding any distributions. The Class B-2 shares are redeemable at the sole option of the Company at a predetermined price of $1,000,000 per 1% of collective membership interests represented by the Class B-2 shares.

The Company entered into convertible notes on September 28, 2009 for $225,000, and the note holders had rights to convert for 3% interest of Class B-1 Units in the Company. On October 28, 2009, the note holders converted $225,000, including $50,000 which had not been received by the Company. Due primarily to the short-term nature of the convertible notes, the Company has determined that the bifurcation of the convertible debt would not have had a material impact on the combined financial statements.  In August 2010, the Company received the $50,000 that was previously included in subscription receivable.

During the period from inception (September 1, 2009) through December 31, 2009, GFI Group LLC (“GFI”) contributed $1,500,000 in cash in connection with its interest in the Company through Class B-1 units and an option agreement. The Company granted GFI the right and option to purchase that number of Class B-1 units of the Company representing the Percentage Interest in the Company at the exercise price shown below (the “Option”):

-Percentage Interest subject to Option: Up to 5%.

-Exercise Price: $2,500,000 per each two and one-half percent (2.5%) (the “Incremental Exercise Percentage”)  Percentage Interest, for an aggregate exercise price of $5,000,000.

-The Option shall become vested and exercisable in full as of the date of grant.

-The Option shall expire and cease to be exercisable upon the five-year anniversary of the date the option was granted, October 28, 2009.

On June 7, 2010, the Company entered into a debt agreement (the “Loan Agreement”) with GFI. Under the terms of the Loan Agreement, the Company borrowed $800,000 for a one-year term at an annual interest rate of 8.25%. The payment of principal and interest was due at maturity and was subject to optional prepayment by the Company at any time without premium or penalty.  The Loan Agreement was collateralized by substantially all of the current and future assets of the Company.

In connection with the execution of the Loan Agreement, the terms of the Option Agreement were modified to allow GFI to purchase that number of Class B-1 units of the Company representing the Percentage Interest in the Company at the exercise price shown below (the “Modified Option”):

-Percentage Interest subject to the Modified Option:  Up to 5%.

-Exercise Price:  $2,100,000 per each two and one-half percent (2.5%) Incremental Exercise Percentage Interest for an aggregate exercise price of $4,200,000.

The Company determined that modification of the Option Agreement did not change the de minimis value of the Option.

On February 4, 2011, the Company entered into a subsequent agreement with GFI, in which GFI purchased an additional interest in the Company through Class B-1 units. GFI provided cash of $1,156,422 and converted the principal balance of the Company’s $800,000 borrowing and accrued interest through the date of signing of $43,578 as payment for 217.220 Class B-1 units.  GFI received the right to convert $400,000 of their additional investment into a loan, should specific agreement objectives not be achieved by February 4, 2012.  The issuance of the $400,000 loan upon conversion would not result in a decrease in GFI’s ownership interest and would mature eight months following the election to exercise this right. As a result of this conversion right, the Company classified $400,000 of this equity contribution outside permanent members’ equity on the December 31, 2011 combined statement of financial condition. The Company also received an additional equity contribution of $70,000 in exchange for 5.860 Class B-1 units on the same date as the GFI agreement.

19

On June 21, 2011, the Company entered into an agreement with NMSIC Classic, LLC (“NMSIC”), a Delaware limited liability company, in which NMSIC contributed $1,000,000 in cash in exchange for 91.491 units of Class B-1 shares.

In connection with the contribution by NMSIC, the Company entered into side-letter agreements with both GFI and NMSIC.  Under the terms of the side-letter agreements, the Company granted both GFI and NMSIC the right for the next ten calendar years to redeem their Class B-1 units at a pre-determined value which is based on the assets under management of the Trust.  The redemption amount shall be paid in cash and cash equivalents to the extent is the Company has Excess Cash, as defined.  In addition, the Company has a call option to acquire the Class B-1 units of GFI and NMSIC based on a pre-determined calculation for the next ten calendar years.  As a result of the redemption rights granted, the Company classified the interests of GFI and NMSIC totaling $3,000,000, including GFI’s right to convert $400,000 of their additional investment into a loan, outside of permanent members’ equity on the December 31, 2011 combined statements of financial condition.

On February 15, 2012, GFI elected to convert to a loan payable the $400,000 portion of its equity contributed on February 4, 2011 that was subject to the conversion right. This short term debt agreement (“GFI Debt Agreement”) had the loan maturing on August 14, 2013 and carrying an interest rate of 8.25% per annum. The remaining interest of GFI and NMSIC totaling $2,600,000 remained classified outside of permanent members’ equity on the December 31, 2012 combined statements of financial condition.

On July 30, 2013, the Company and GFI entered into an amendment to the GFI Debt Agreement that extended the maturity date to August 14, 2014 and amended the interest rate to 11.00% per annum beginning August 15, 2013.  The Company also agreed to pay all accrued interest through August 14, 2014.

On August 14, 2014, the Company and GFI entered into a second amendment to the GFI Debt Agreement that extended the maturity date to August 14, 2015; the interest rate was maintained at 11.00% per annum.  The Company also agreed to pay $150,000 of the principal and all accrued interest through August 14, 2014.  The balance of the short term debt due to GFI, therefore, is $250,000 and is due, in addition to all accrued interest, on August 14, 2015 unless the agreement is further amended.

On October 28, 2014, the Modified Option that was exercisable by GFI and described above expired without being exercised.

The remaining interest of GFI and NMSIC totaling $2,600,000 remained classified outside of permanent members’ equity on the December 31, 2014 and 2013 combined statements of financial condition.

Note 7— Related Party Transactions

The Company is responsible for investing the assets of the Funds in accordance with the objectives and policies of each Fund. In addition, the Company arranges for one or more third parties to provide administrative, custodial, accounting, transfer agency and other necessary services to the Trust and the Funds, including services directly attributable to the Trust and the Funds such as accounting, financial reporting, regulatory compliance and trading activities, which the Sponsor elected not to outsource. The Funds, except for TAGS which has no such fee, are contractually obligated to pay a monthly management fee to the Sponsor, based on average daily net assets, at a rate equal to 1.00% per annum.

In addition, the Funds pay for all brokerage fees, taxes and other expenses, including licensing fees for the use of intellectual property, registration or other fees paid to the SEC, the Financial Industry Regulatory Authority (“FINRA”), formerly the National Association of Securities Dealers, or any other regulatory agency in connection with the offer and sale of subsequent Shares, after its initial registration, and all legal, accounting, printing and other expenses associated therewith. The Funds also pay the fees and expenses associated with the Trust’s tax accounting and reporting requirements. Certain aggregate expenses common to all Funds within the Trust are allocated by the Company to the respective funds based on activity drivers deemed most appropriate by the Company for such expenses, including but not limited to relative assets under management and creation and redeem order activity. These aggregate common expenses include, but are not limited to, legal, auditing, accounting and financial reporting, tax-preparation, regulatory compliance, trading activities, and insurance costs, as well as fees paid to the Distributor, which are included in the related line item in the combined statements of operations. A portion of these aggregate common expenses are related to the Sponsor or related parties of principals of the Sponsor; these are necessary services to the Trust and the Funds, which are primarily the cost of performing accounting and financial reporting, regulatory compliance, and trading activities that are directly attributable to the Trust and the Funds. For the period ended December 31, such expenses, which are primarily included as distribution and marketing fees, totaled $1,365,214 in 2014, $1,146,603 in 2013 and $1,209,932 in 2012; of these amounts, $113,224 in 2014, $94,684 in 2013 and $57,870 in 2012 were waived by the Sponsor. All asset-based fees and expenses for the Funds are calculated on the prior day’s net assets.

20

Note 8 - Subsequent Events

Management has evaluated the December 31, 2014 financial statements for subsequent events through the date that the financial statements were available to be issued and noted no material events requiring either recognition as of December 31, 2014 or disclosure herein for the Sponsor, the Trust or the Funds, other than noted below:

Since the commencement of operations, Newedge USA, LLC (“Newedge USA”) served as the Funds’ FCM and primary clearing broker to execute and clear the Funds’ futures transactions and provide other brokerage-related services.  On January 2, 2015, Newedge USA merged with and into SG Americas Securities, LLC (“SG”), with the latter as the surviving entity. SG is a futures commission merchant and broker dealer registered with the CFTC and the SEC, and is a member of FINRA. SG is a clearing member of all principal futures exchanges located in the United States as well as a member of the Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Options Clearing Corporation, and Government Securities Clearing Corporation.

On February 6, 2015 Jefferies LLC (“Jefferies”) became the Funds’ FCM and primary clearing broker. All futures contracts held by SG were transferred to Jefferies on that date. As of February 23, 2015 all residual cash balances held at SG had been transferred to Jefferies and the balance in all SG accounts was $0.